UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------

                                   FORM 8-K
                                ---------------


                                Current report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 2, 2006


                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                         Commission file number 0-27460


           Incorporated pursuant to the Laws of the State of Delaware


       Internal Revenue Service - Employer Identification No. 16-1158413


                205 Indigo Creek Drive, Rochester, New York 14626


                                  (585)256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 2, 2006, Performance Technologies, Incorporated issued a press release updating guidance for the quarter ending September 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by Performance Technologies, Incorporated on October 2, 2006.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PERFORMANCE TECHNOLOGIES, INCORPORATED

October 4, 2006                       By /s/ Michael P. Skarzynski
                                         ----------------------------------
                                             Michael P. Skarzynski
                                             President and
                                             Chief Executive Officer

October 4, 2006                       By /s/ Dorrance W. Lamb
                                         ----------------------------------
                                             Dorrance W. Lamb
                                             Chief Financial Officer and
                                             Senior Vice President of Finance

                                                                   Exhibit 99.1

For more information contact:
Dorrance W. Lamb
SVP and Chief Financial Officer
Performance Technologies
585-256-0200 ext. 7276
http://www.pt.com
finance@pt.com
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                    Performance Technologies Updates Guidance
                           for the Third Quarter 2006

ROCHESTER, NY - October 2, 2006 -- Performance Technologies, Inc. (NASDAQ: PTIX) today updated its guidance for the third quarter 2006. The books for the third quarter are not yet closed; however, current expectations are as follows:

    o Earnings for the third quarter, excluding restructuring charges, stock compensation expense and discrete income tax items are now expected to be in the range of $.00 to $.02 per diluted share, compared to initial guidance of $.06 to $.09 per diluted share.

    o As previously stated, revenue forecasts are supplemental information to the earnings guidance. Revenue for the third quarter 2006 is expected to be approximately $11.0 million, compared to initial expectations of $13.0 million to $14.0 million. The reduction in revenue is primarily attributable to: 1) lower shipments to one major customer with a business concentration in the U.S. wireless market, and 2) several signaling customers in North America and Europe that have delayed product deployments beyond the third quarter.

"Investments by U.S. wireless carriers in third generation mobile networks continued to be selective during the third quarter and this trend impacted the Company's revenue," said Michael P. Skarzynski, president and chief executive officer. "We continue to make excellent progress in our company-wide transformation program. We have completed the `topgrading' of our sales team and are now implementing a process improvement program that will best serve the needs of our customers. We believe the Company's current product offering can support a much higher revenue base and we expect that our restructuring and transformation efforts will enhance the ability of the Company to achieve profitable revenue growth in 2007 and 2008. The Company has a strong balance sheet including cash and investments totaling approximately $35.0 million, or $2.60 per share and no long-term debt."

During the third quarter 2006, the Company completed the relocation of its engineering organization in San Luis Obispo, California to a smaller, more cost effective facility located in the same city and instituted a 3% reduction-in-force. These actions are expected to reduce annualized operating expenses by approximately $.7 million and the full benefit of these actions should be reflected beginning in the fourth quarter.

Further information about the Company's third quarter performance and progress on the Company's transformation program will be discussed in the Company's third quarter earnings announcement scheduled for release after the market closes on October 26, 2006.

About Performance Technologies

Performance Technologies (NASDAQ: PTIX) develops platforms and systems for the world's evolving communications infrastructure. Our broad customer base includes global technology companies in the communications, defense and homeland security, and commercial markets. Serving the industry for 25 years, our complete line of embedded and system-level products enables equipment manufacturers and service providers to offer highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional engineering facilities are located in San Diego and San Luis Obispo, California; and Kanata, Ontario in Canada. For more information, visit http://www.pt.com.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. These forward-looking statements are subject to certain risks and uncertainties, and the Company's actual results can differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, the attainment of design wins and obtaining orders as a result, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing capacity and arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments and foreign regulations. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2005, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.
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